                                                                   Exhibit 10.25

                     AMENDED AND RESTATED SECURITY AGREEMENT
                             (All Personal Property)

     Reference is made to the Security Agreement dated September 12, 2003 between CPI Aerostructures, Inc. and JPMorgan Chase Bank ("Existing Security
Agreement"). CPI Aerostructures, Inc. and JPMorgan Chase Bank, N.A. agree that to the extent this Amended and Restated Security Agreement amends the Existing
Security Agreement, the Existing Security Agreement is amended, and to the extent this Amended and Restated Security Agreement restates the Existing
Security Agreement, the Existing Security Agreement is restated.

     Amended and Restated Security Agreement dated as of October 19, 2006
("Security Agreement") made by CPI Aerostructures, Inc. ("Borrower") to JPMorgan
Chase Bank, N.A. ("Bank").

     In consideration of Bank providing credit to Borrower, Borrower hereby agrees as follows:

     Section 1. Definitions. As used in this Security Agreement, the following terms have the following meanings (terms defined in the singular to have the same meaning when used in the plural and vice versa):

     "Borrower" means CPI Aerostructures, Inc.

     "Collateral" has the meaning specified in "Grant of Security Interest"
(Section 3).

     "Contracts" means each contract, agreement, instrument and indenture to which Borrower is a party or under which Borrower has any right, title and interest or to which Borrower or its property is subject.

     "Perfection Certificate" means the Perfection Certificate attached to and made a part of this Security Agreement, as amended from time to time.

     "Revolving Credit Agreement" means the Amended and Restated Revolving
Credit Agreement dated as of October 19, 2006 between CPI Aerostructures, Inc.
and JPMorgan Chase Bank, N.A.

     "Secured Obligations" means any and all present and future liabilities and obligations of Borrower to Bank, including those under or in connection with the
Revolving Credit Agreement, whether incurred by Borrower as principal or guarantor or otherwise, and whether due or to become due, secured or unsecured, absolute or contingent, joint or several, direct or indirect (including participations or any interest of Bank in obligations of Borrower to others), acquired outright, conditionally or as

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collateral security by Bank from another, liquidated or unliquidated, arising by operation of law or otherwise, together with all fees and expenses incurred in collecting any or all of the items specified in this definition or enforcing any rights under any of the documents executed in connection with any such liabilities and obligations, including all fees and expenses of Bank's counsel and of any experts and agents which may be paid or incurred by Bank in collecting any such items or enforcing any such rights.

     "Security Agreement" means this Security Agreement.

     "UCC" means the Uniform Commercial Code of New York as in effect from time to time.

     Unless otherwise defined in this Security Agreement, (1) all terms defined in the Revolving Credit Agreement will have the same meaning specified for such term in the Revolving Credit Agreement when used in this Security Agreement, and
(2) all terms defined in the UCC that are used in this Security Agreement shall have the meaning specified in the UCC when used in this Security Agreement.

     Section 2. Rules of Interpretation. When used in this Security Agreement:
(1) "or" is not exclusive, (2) a reference to a law includes any amendment or modification to such law, and (3) a reference to an agreement, instrument or document includes any amendment of modification of such agreement, instrument or document.

     Section 3. Grant of Security Interest. Borrower hereby grants to Bank a continuing security interest in and lien on all right, title and interest of
Borrower in and to each of the following items, whether now owned or hereafter acquired, created or existing: (1) all Accounts, (2) all Chattel Paper (whether tangible or electronic), (3) each Commercial Tort Claim listed on the Perfection
Certificate, (3) all Deposit Accounts, (4) all Documents, (5) all General
Intangibles (including Payment Intangibles and Software), (6) all Goods
(including Inventory, Equipment, Fixtures and Accessions), (7) all Instruments
(including promissory notes), (8) all Investment Property, (9) all
Letter-of-Credit Rights, (10) all Letters of Credit, (11) all Money, (12) all
Supporting Obligations, (13) all Intellectual Property, and (14) all Proceeds
and products of the foregoing ("Collateral").

     Section 4. Security for Secured Obligations. The Collateral secures the prompt and complete payment when due of all Secured Obligations.

     Section 5. Filing of Financing Statement. Borrower hereby authorizes Bank, its counsel or its representative, at any time and from time to time, to file financing statements and amendments covering the Collateral in such jurisdictions as Bank may deem necessary or desirable to perfect the security interests granted by Borrower under this Security Agreement. Such financing statements may describe the collateral covered by such financing statements as
"all personal property of Borrower" or words of similar effect.

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     Section 6. Actions to Perfect Security Interest. Borrower agrees that from time to time, it will promptly execute and deliver all instruments and documents, and take all actions, that may be necessary or desirable, or that
Bank may request, for the attachment, perfection and maintenance of the priority of, the security interest of Bank in any and all of the Collateral or to enable
Bank to exercise and enforce any and all of its rights, powers and remedies under this Security Agreement with respect to any and all of the Collateral. In addition, upon the request of Bank, Borrower agrees that in the case of Accounts where the obligor on such Account is the United States of America or any of its departments, agencies or instrumentalities, Borrower will take all actions required to comply with the Assignment of Claims Act of 1940.

     Section 7. Continued Perfection of Security Interest. Borrower shall immediately notify Bank if any information set forth in the Perfection
Certificate is misleading in any way or is no longer true, correct and complete.
In addition, Borrower shall immediately deliver to Bank a revised Perfection
Certificate that is true, correct, complete and not misleading in any way. Upon the delivery of such revised Perfection Certificate such revised Perfection
Certificate will be the applicable Perfection Certificate under this Security
Agreement.

     Unless Borrower has provided Bank with thirty (30) days prior written notice of its intention to do any of the following and prior to taking such proposed action Borrower has executed and delivered all such additional document and performed all additional acts as Bank may require, in its sole discretion, to continue or maintain the existence and priority of the security interest of
Bank in the Collateral, Borrower shall not: (1) change its name, identity or structure, (2) merge or consolidate into, or transfer any Collateral to any other party, (3) change the location of its chief executive office or principal place of business, (4) change the jurisdiction of its organization, (5) relocate or maintain any Collateral at any location not specified on the Perfection
Certificate, or (6) change the location where the books and records related to the Collateral are maintained. The provisions of this paragraph are not a limitation on, or exception to, prohibitions and restrictions set forth in the
Revolving Credit Agreement.

     Section 8. Waivers and Consents. Borrower agrees to (1) obtain all governmental and other third party waivers, consents and approvals, in form and substance reasonably satisfactory to Bank, required for the execution and performance of this Security Agreement by Bank, including, the consent of each licensor, lessor or other persons obligated on Collateral and (2) to the extent requested by Bank, obtain waivers and subordinations, in form and substance satisfactory to Bank, from mortgagees and landlords where any of the Collateral is located.

     Section 9. Representations and Warranties. At the time of execution of this
Security Agreement and each time Bank provides credit as noted above, Borrower represents and warrants to Bank as follows:

     (1) Incorporation, Good Standing, Corporate Power and Due Qualification.
Borrower (a) is a corporation duly incorporated, validly existing, and in good standing

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under the laws of the jurisdiction of its incorporation, (b) has the corporate power and authority to own its assets and to transact the business in which it now engages or proposes to engage in, and (c) is duly qualified as a foreign corporation and in good standing under the laws of each other jurisdiction in which such qualification is required.

     (2) Corporate Authority, No Contravention. The execution, delivery and performance by Borrower of this Security Agreement are within its corporate powers, have been duly authorized by all necessary corporate action and do not and will not (a) require any consent or approval of its stockholders which has not been obtained, (b) contravene its charter or bylaws, (c) violate any provision of any law, order, writ, judgment, injunction, decree, determination, or award presently in effect applicable to it, (d) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease, or instrument to which it is a party or by which it or its properties may be bound or affected, or (e) result in, or require, the creation or imposition of any lien upon or with respect to any of the properties now owned or hereafter acquired by it, other than the lien granted to Bank.

     (3) Governmental Authority. No authorization, approval or other action by, and no notice to or filing with, any governmental authority is required for the due execution, delivery and performance by Borrower of this Security Agreement.

     (4) Legally Enforceable Security Agreement. This Security Agreement is the
legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except to the extent that such enforcement may be limited by (1) applicable bankruptcy, insolvency, and other similar laws affecting creditors' rights generally, or (2) general equitable principles, regardless of whether the issue of enforceability is considered in a proceeding in equity or at law.

     (5) No Restrictions on Collateral. None of the Collateral is subject to a restriction, which has not been waived with a copy of such waiver delivered to
Bank, that prohibits, restricts or limits the grant of a security interest in such Collateral pursuant to this Security Agreement, the perfection of the security interest granted by this Security Agreement (including the priority of such security interest) or the exercise by Bank of its rights, remedies and powers under this Security Agreement or otherwise, except in the case of a
Government Contract where compliance with the Assignment of Claim Act of 1940 is required for the delivery of the payment to Bank of the Account under such
Contract.

     (6) Valid Security Interest. This Security Agreement creates a valid security interest in the Collateral and such security interest secures the payment of all Secured Obligations.

     (7) Perfection of Security Interest. Upon the filing of the financing statement in the location specified in the Perfection Certificate and the extension of credit to Borrower pursuant to the Revolving Credit Agreement, the security interest of Bank will be perfected in all of the Collateral as to which perfection is obtained by such filing.

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     (8) Priority of Security Interest. The security interest of Bank in the
Collateral is a first priority security interest and such Collateral is not subject to any other security interest.

     (9) Claims on Collateral. Borrower owns the Collateral free and clear of any security interest, except for the security interest created by this Security
Agreement and the security interest (if any) specified in the Perfection
Certificate.

     (10) Perfection Certificate. All information on the Perfection Certificate is complete, accurate, and correct.

     (11) Acquisition in Ordinary Course of Business. All of the Collateral,
including all Equipment and all Inventory, was acquired in the ordinary course of business.

     (12) Compliance with Law. All of the Collateral was acquired, used, produced and sold or disposed of in accordance with all applicable laws, including in the case of Inventory, the Fair Labor Standards Act.

     (13) Inventory. None of the Inventory is held on consignment or subject to a sale or return or sale on approval or similar arrangement.

     (14) Equipment. All Equipment which is useful or necessary to the business of Borrower is in good repair, ordinary wear and tear excepted.

     (15) Accounts. All Accounts have been originated by Borrower. None of the
Accounts have either been sold to another party or otherwise transferred or delivered to any party for the purpose of collecting such Account. Borrower is duly qualified in all states where required to enable Borrower to enforce collection of its Accounts due from customers residing in that state.

     (16) Contracts. All of the Contracts material to the operation of the business of Borrower are in full force and effect and Borrower has performed in all material respects its obligations under each such Contract, and to the knowledge of Borrower the other parties to each such Contract have performed in all material respects their respective obligations under each such Contract.

     (17) Farm Products. None of the Collateral constitutes, or is the proceeds of, farm products.

     Section 10. Covenants. Borrower agrees that:

     (1) Reporting Requirements. Borrower shall immediately notify Bank if (a)
any claim, including any attachment, levy, execution or other legal process, is made against any or all of the Collateral, (b) any representation and warranty included in this Security Agreement would no longer be true if made on such date, (c) there is any material loss or

                                        5

damage to, or material decline in the value of, or material change in the nature of, any of the Collateral or (d) there is a redemption or exchange of any or all of the Collateral. Borrower will furnish to Bank from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with such Collateral as Bank may request, all in reasonable detail.

     (2) Records. At the location(s) specified on the Perfection Certificate
Borrower will keep and maintain at its expense complete and accurate records related to the Collateral, including records of all payments made, all credits granted and all other documentation related to the Collateral.

     (3) Inspection. Upon reasonable notice to Borrower and during normal business hours Borrower will allow Bank or its designees to visit its offices and each location where any Collateral is located to inspect its books and records, make copies thereof, and inspect the Collateral.

     (4) Restrictions on Collateral. Borrower will not enter into any agreement or undertaking that restricts or limits the right or ability of Borrower or Bank to sell, assign or transfer any of the Collateral.

     (5) Defense of Collateral. Borrower will defend the Collateral against all claims and demands of all parties, other than Bank or any other party listed on the Perfection Certificate (if any), claiming an interest in any of the
Collateral.

     (6) No Security Interest or Claims. Borrower will not create, permit or suffer to exist, any security interest on any of the Collateral other than the security interests under this Security Agreement and those (if any) specified on the Perfection Certificate. Borrower will discharge or cause to be discharged all security interests and claims on any or all of the Collateral, except for the security interest under this Security Agreement and those (if any) specified on the Perfection Certificate. Borrower will pay promptly when due all property and other taxes, assessments and governmental charges or levies imposed upon, and all claims (including claims for labor, materials and supplies) against the
Collateral.

     (7) Transfer and Other Security Interests. Borrower shall not sell, assign
(by operation of law or otherwise), transfer or otherwise dispose of any of the
Collateral except for (1) sales, assignments and transfers of Collateral in the ordinary course of business and (2) the transfer of Collateral to third parties for preparation or processing of such Collateral.

     (8) Compliance with Law. Borrower will comply in all material respects with all laws applicable to any or all of the Collateral, except to the extent the failure to comply will not have a material adverse effect on the rights of Bank under this Security Agreement, the priority of the security interest of Bank in the Collateral or the value of the Collateral.

                                        6

     (9) Insurance. Borrower shall, at its own expense, maintain insurance with respect to all the Equipment and all the Inventory in such amounts, against such risks, in such form and with such insurers as are usually carried by companies engaged in the same or similar business as Borrower and such other insurance as reasonably required by Bank. Each policy for liability insurance shall (a)
designate Bank as an additional insured and (b) provide for all losses to be paid on behalf of Bank and Borrower as their respective interests may appear.
Reimbursement under any liability insurance maintained by Borrower may be paid directly to the party who shall have incurred liability covered by such insurance. Each policy for property damage insurance shall (a) designate Bank as the sole loss payee and (b) provide for all losses to be paid directly to Bank.

     In addition, each such policy shall (a) name Bank as an insured party under such policy (without any representation or warranty by or obligation upon Bank),
(b) contain the agreement by the insurer that any loss under such policy shall be payable to Bank notwithstanding any action, inaction or breach of representation or warranty by Borrower, (c) provide that there shall be no recourse against Bank for payment of premiums or other amounts with respect to such policy and (d) provide that at least 30 days prior written notice of amendment to, cancellation of or lapse shall be given to Bank by the insurer.

     If requested by Bank, Borrower shall deliver to Bank (a) original or duplicate policies of such insurance policies, (b) a report of a reputable insurance broker with respect to such insurance and (c) duly executed instruments of assignment of such insurance policies to perfect Bank's security interest in such policy, including without limitation, acknowledgments of such assignments from the respective insurers.

     In case of any loss involving damage to Equipment or Inventory, Bank will determine whether such insurance proceeds shall be used (a) to make or cause to be made the necessary repairs to or replacements of such Equipment or Inventory or (b) to pay the Secured Obligations, and if there are any contingent Secured
Obligations, to provide cash collateral to cover such Secured Obligations.

     (10) Equipment. Borrower shall cause the Equipment necessary for the conduct of its business to be maintained and preserved in good working order, repair and condition, ordinary wear and tear excepted, and shall forthwith, or in the case of any loss or damage to any of its Equipment as quickly as practicable after the occurrence thereof, make or cause to be made all repairs, replacements, and other improvements in connection therewith which are necessary or desirable to so maintain and preserve such Equipment.

     (11) Inventory. In accordance with reasonable business practice, Borrower will maintain all Inventory in good saleable or useable condition, Borrower will
(c) not sell, assign, lease, mortgage, transfer or otherwise dispose of any interest in any Inventory other than sales of Inventory in the ordinary course of business and (d) not use or knowingly permit any of the Inventory to be used for any unlawful purpose or in violation of any law, or for hire.

                                        7

     (12) Accounts. Borrower will remain duly qualified in all states where required to enable Borrower to enforce collection of the Accounts due from account debtors in that state. Except as otherwise provided in this Security
Agreement, Borrower shall continue to collect, at its own expense, all amounts due or to become due to Borrower under the Accounts. In connection with such collections, Borrower may take (and, after the occurrence of an Event of
Default, at Bank's discretion, shall take) such action, as Borrower or Bank may deem necessary or advisable to enforce collection of the Accounts.

     (13) Contracts. Borrower will perform all of its duties and obligations under each contract material to the operation of its business. Borrower will require that all other parties to each such contract perform all of their respective duties and obligations.

     Section 11. Rights and Remedies. If Borrower fails to perform any agreement contained in this Security Agreement, Bank may itself perform, or cause performance of, such agreement.

     Upon the occurrence of an Event of Default Bank may exercise in respect of any or all of the Collateral each of the following rights, remedies and powers and Borrower agrees that each of the following rights, remedies and powers is commercially reasonable:

     (1) General Remedies. Bank may exercise in respect of any or all of the
Collateral all rights, remedies and powers provided for in this Security
Agreement, by law, in equity or otherwise available to it, including all the rights and remedies of a secured party under the UCC (whether or not the UCC applies to the affected Collateral).

     (2) Right to Accelerate Obligations Owed to Borrower. To the extent that any obligation to make payment on any Collateral is not then due or a demand for payment has not been made and Borrower has the right, in accordance with the term of such Collateral, to require or make a demand for payment on such
Collateral, Bank has the right to require and to make a demand for payment on such Collateral.

     (3) Accounts, Contracts, and Other Collateral. Bank has the right to notify the account debtors or obligors under any Accounts, Contracts and other
Collateral of the security interest of Bank in such Account, Contract or other
Collateral and to direct such account debtors or obligors to make payment of all amounts due or to become due to Borrower thereunder directly to Bank or to an account designated by Bank and, upon such notification, to enforce collection of any such Accounts, Contracts and other Collateral, and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as Borrower might have done. After receipt by Borrower of such notice from Bank, (a) all amounts and proceeds (including wire transfers, checks and other instruments) received by Borrower in respect of any Accounts, Contracts, or other Collateral shall be received in trust for the benefit of Bank under this Security Agreement, shall be segregated from other funds of Borrower and shall be forthwith deposited to such account or paid over or delivered to Bank in the same

                                        8

form as so received (with any necessary endorsement or assignment) to be held as
Collateral, or be applied as provided by this Section, as determined by Bank and
(b) Borrower shall not adjust, settle or compromise the amount or payment of any such Account, Contract, or other Collateral or release wholly or partly any account debtor or obligor thereof, or allow any discount thereon, other than any discount allowed for prompt payment.

     (6) Assembly of Collateral. Bank may require Borrower to, and Borrower hereby agrees that it will at its expense and upon the request of Bank forthwith, assemble all or any part of the Collateral as directed by Bank and make it available to Bank at a place to be designated by Bank that is reasonably convenient to both Bank and Borrower.

     (7) Entering Premises. Bank or its designated agents may enter, with or without judicial process, upon any premises of Borrower and take possession of all or any part of the Collateral, and remove such Collateral to a location specified by Bank.

     (8) Deposit Accounts. Bank may notify any or all depository institutions with which any Deposit Accounts are maintained to remit and transfer all monies, securities and other property on deposit in such Deposit Accounts or deposited or received for deposit thereafter to Bank, for deposit in an account as may be designated by Bank, for application to the Secured Obligations then due and payable as provided herein. Bank may apply the balance of any Deposit Account maintained with Bank to pay the Secured Obligations.

     (9) Use of Premises. Bank shall have the right to enter and remain upon each and every location of Borrower without cost or charge to Bank, and use the same together with materials, supplies, books and records of Borrower for the purpose of collecting and liquidating the Collateral, or for preparing for sale and conducting the sale of the Collateral, whether by foreclosure, auction or otherwise.

     (10) Sale or Other Disposition of Collateral. Bank may, without notice, except as specified below, sell, lease, license or otherwise dispose of and grant options to purchase, lease, license or otherwise acquire, any or all of the Collateral in one or more parcels at public or private sale or other disposition, for cash, on credit, for future delivery or otherwise and upon such other terms, including price, as Bank may deem commercially reasonable in the exercise of its reasonable business judgment.

     (11) Notice of Sale or Other Disposition of Collateral. Borrower agrees that, to the extent notice of sale shall be required by law, at least ten (10)
days notice to Borrower of the time and place of any public or private sale is to be made shall constitute reasonable notification. Bank shall not be obligated to make any sale of any or all of the Collateral after any notice of sale has been given. Bank may adjourn any public or private sale from time to time by announcement at the time and place fixed for such sale, and such sale may, without further notice, be made at the time and to the place to which it was so adjourned.

                                        9

     (12) Commercially Reasonable Sale. Borrower agrees that it is not commercially unreasonable for Bank (a) to restrict the prospective bidders on or purchasers of any of the investment property to a limited number of sophisticated investors who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or sale of any of such investment property, (b) to fail to incur expenses reasonably deemed significant by Bank to prepare Collateral for disposition or otherwise to fail to complete raw material or work in process into finished goods or other finished products for disposition, (c) to fail to obtain third party consents for access to Collateral to be disposed of, or to obtain or, if not required by other law, to fail to obtain governmental or third party consents for the collection or disposition of Collateral to be collected or disposed of, (d) to fail to exercise collection remedies against account debtors or other persons obligated on Collateral or to fail to remove liens or encumbrances on or any adverse claims against Collateral, (e) to exercise collection remedies against account debtors and other persons obligated on
Collateral directly or through the use of collection agencies and other collection specialists, (f) to advertise dispositions of Collateral through publications or media of general circulation, whether or not the Collateral is of a specialized nature, (g) to contact other persons, whether or not in the same business as Borrower, for expressions of interest in acquiring all or any portion of the Collateral, (h) to hire one or more professional auctioneers to assist in the disposition of Collateral, whether or not the Collateral is of a specialized nature, (i) to dispose of Collateral by utilizing Internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capability of doing so, or that match buyers and sellers of assets, (j) to dispose of assets in wholesale rather than retail markets, (k) to disclaim disposition warranties, including disclaimers of warranties of title, possession, quiet enjoyment and the like, (l) to purchase insurance or credit enhancements to insure Bank against risk of loss, collection or disposition of Collateral or to provide to Bank a guaranteed return from the collection or disposition of Collateral, or (m) to the extent deemed appropriate by Bank, to obtain the services of other brokers, investment bankers, consultants and other professionals to assist Bank in the collection or disposition of any of the Collateral. Borrower agrees that the purpose of this
Section is to provide non-exhaustive indications of what actions or omissions by
Bank would fulfill the duties of Bank under the UCC of the State or any other relevant jurisdiction in the exercise by Bank of remedies against the Collateral and that other actions or omissions by Bank shall not be deemed to fail to fulfill such duties solely on account of not being indicated in this Section.
Without limitation upon the foregoing, nothing contained in this Section shall be construed to grant any rights to Borrower or to impose any duties on Bank that would not have been granted or imposed by this Security Agreement or by applicable law in the absence of this Section.

     (13) Proceeds. If any of the Collateral is sold by Bank upon credit or for future delivery, Bank shall not be liable for the failure of the purchaser to purchase or pay for the same and, in the event of any such failure, Bank may resell such Collateral. In no event shall Borrower be credited with any part of the proceeds of sale of any Collateral until and to the extent cash payment in respect thereof has actually been received by Bank. To the extent any of the
Secured Obligations are contingent, cash proceeds received by Bank in respect of any sale of, collection from, or other realization upon all

                                       10

or any part of the Collateral may, in the discretion of Bank, be held by Bank as collateral for such contingent Secured Obligations. Any cash held by Bank as
Collateral and all cash proceeds received by Bank in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of Bank, be applied, first, to pay all costs and expenses incurred by Bank in connection with or incident to the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any and all of the Collateral, second, to pay all reasonable attorney's fees and legal expenses incurred by Bank in connection with or incident to the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any and all of the Collateral, third, to pay all matured and unpaid Secured Obligations, in whole or in part by Bank against, all or any part of the Secured Obligations in such order as Bank shall elect, fourth, if and to the extent any of the Secured Obligations are unmatured or contingent, to provide cash collateral for all such Secured Obligations, and fifth, in accordance with applicable law. If the proceeds of the sale of the Collateral are insufficient to pay all of the Secured Obligations, Borrower agrees to pay upon demand any deficiency to Bank.

     Bank shall not by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies under this Security Agreement. A waiver by
Bank of any right or remedy under this Security Agreement on any one occasion, shall not be construed as a bar to or waiver of any such right or remedy which
Bank would have had on any future occasion nor shall Bank be liable for exercising or failing to exercise any such right or remedy.

     (14) Grant of License. Borrower hereby grants to Bank an irrevocable, non-exclusive license (exercisable without payment of royalty or other compensation to Borrower) to use, license or sublicense any intellectual property now owned or licensed or hereafter acquired or licensed by Borrower, wherever the same may be located throughout the world, for such term or terms, on such conditions and in such manner as Bank shall determine, whether general, special or otherwise, and whether on an exclusive or nonexclusive basis, and including in such license access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof. The use of such license or sublicense by Bank shall be exercised at the option of Bank.

     Section 12. Appointment of Bank Attorney-in-Fact. Borrower hereby irrevocably appoints Bank attorney-in-fact, with full authority in the place and stead of Borrower and in the name of Borrower, Bank or otherwise (1) to take any and all action and exercise all rights and remedies granted to Bank under this
Security Agreement and (2) execute any instrument which Bank may deem necessary or advisable to accomplish the purpose of this Security Agreement.

     Borrower hereby ratifies and approves all acts of Bank as its attorney in-fact pursuant to this Section, and Bank, as its attorney in-fact, will not be liable for any acts of commission or omission, nor for any error of judgment or mistake of fact or law, other than those which result from Bank's gross negligence or willful misconduct. This power,

                                       11

being coupled with an interest, is irrevocable so long as this Security
Agreement remains in effect.

     Section 13. Borrower Remains Liable. In all events, including the exercise by Bank of any of the rights under this Security Agreement, Borrower remains liable to perform all of its duties and obligations under the contracts and agreements included in the Collateral to which it is a party to the same extent as if this Security Agreement had not been executed. Bank shall not have any obligation or liability under any such contracts and agreements by reason of this Security Agreement, nor shall Bank be obligated to perform any of the obligations or duties of Borrower under, or to take any action to collect or enforce any claim or rights under, any such contract or agreement.

     The powers conferred on Bank under this Security Agreement are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it under this
Security Agreement, Bank shall not have any duty as to any such Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any such Collateral.

     Section 14. Indemnity and Expenses. Borrower agrees to indemnify Bank and each of its directors, officers, employees, agents and affiliates from and against any and all claims, losses and liabilities growing out of or resulting from this Security Agreement or the transactions contemplated by this Security
Agreement (including, without limitation, enforcement of this Security
Agreement), except claims, losses or liabilities resulting from the gross negligence or willful misconduct of the person to be indemnified. Borrower will upon demand pay to Bank the amount of any and all expenses, including the reasonable fees and out of pocket disbursements of its counsel and of any experts and agents, which Bank may incur in connection with (1) any amendment to this Security Agreement, (2) the administration of this Security Agreement, (3)
filing or recording fees incurred with respect to or in connection with this
Security Agreement, (4) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any of the Collateral, (5)
the exercise or enforcement of any of the rights of Bank under this Security
Agreement, or (6) the failure by Borrower to perform or observe any of the provisions of this Security Agreement.

     Section 15. Amendments. No amendment or waiver of any provision of this
Security Agreement nor consent to any departure by Borrower from this Security
Agreement shall in any event be effective unless the same shall be in writing and signed by Bank and Borrower, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     Section 16. Addresses for Notices. All notices and other communications provided for under this Security Agreement shall be given in accordance with the terms of the Revolving Credit Agreement.

                                       12

     Section 17. Continuing Security Interest, Transfer of Secured Obligations.
Notwithstanding the fact that there may be no Secured Obligations outstanding from time to time, this Security Agreement shall create a continuing security interest in all of the Collateral. This Security Agreement shall be binding upon
Borrower, its successors and assigns, and inure to Bank and its successors, transferees and assigns. Borrower may not transfer or assign its obligations under this Security Agreement. Bank may assign or otherwise transfer all or a portion of its rights or obligations with respect to the Secured Obligations to any other party, and such other party shall then become vested with all the benefits in respect of such transferred Secured Obligations and the security interest granted to Bank pursuant to this Security Agreement or otherwise.
Borrower agrees that Bank can provide information regarding Borrower to any prospective or actual successor, transferee or assign.

     Section 18. Submission to Jurisdiction. Borrower hereby irrevocably submits to the jurisdiction of any federal or state court sitting in the County of
Nassau in the State of New York over any action or proceeding arising out of or related to this Security Agreement and agrees with Bank that personal jurisdiction over Borrower rests with such courts for purposes of any action on or related to this Security Agreement. Borrower hereby waives personal service by manual delivery and agrees that service of process may be made by mail
(certified mail, return receipt requested) directed to Borrower at the address of Borrower for notices under this Security Agreement or at such other address as may be designated in writing by Borrower to Bank, and that upon mailing of such process such service will be effective as if Borrower was personally served. Borrower agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any manner provided by law. Borrower further waives any objection to venue in any such action or proceeding on the basis of inconvenient forum.
Borrower agrees that any action on or proceeding brought against Bank shall only be brought in such courts.

     Section 19. Set-off. Borrower agrees that, in addition to, and without limiting, any right of setoff, banker's lien or counterclaim Bank may otherwise have, Bank shall be entitled, at its option, to offset balances (general or special, time or demand, provisional or final) held by it for the account of
Borrower, at any of the offices of Bank, in Dollars or any other currency, against any amount payable by Borrower to Bank under this Security Agreement which is not paid when demanded (regardless of whether such balances are then due to Borrower), in which case Bank shall promptly notify Borrower; provided that Bank's failure to give such notice shall not affect the validity of such offset.

     Section 20. Governing Law. This Security Agreement shall be governed by and construed in accordance with the laws of New York without regard to its conflict of law principles, except to the extent that the validity or perfection of the security interest under this Security Agreement, or remedies under this Security
Agreement, in respect of any particular Collateral are governed by the laws of a jurisdiction other than New York.

     Section 21. Miscellaneous. This Security Agreement is in addition to and not in limitation of any other rights and remedies Bank may have by virtue of any other

                                       13

instrument or agreement heretofore, contemporaneously herewith or hereafter executed by Borrower or by law or otherwise. If any provision of this Security
Agreement is contrary to applicable law, such provision shall be deemed ineffective without invalidating the remaining provisions of this Security
Agreement. The Perfection Certificate is a part of this Security Agreement as if fully set forth in this Security Agreement. The headings in this Security
Agreement are for convenience of reference only, and shall not affect the interpretation or construction of this Security Agreement.

     Section 22. WAIVER OF JURY TRIAL. BORROWER EXPRESSLY WAIVES ANY AND EVERY
RIGHT TO A TRIAL BY JURY IN ANY ACTION ON OR RELATED TO THIS SECURITY AGREEMENT.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                                       14

     IN WITNESS WHEREOF, Borrower has caused this Security Agreement to be duly executed and delivered as of the date of this Security Agreement.

                                        CPI Aerostructures, Inc.

                                        By: /S/ Edward J. Fred
                                            ------------------------------------
                                        Name: Edward J. Fred
                                        Title: Chief Executive Officer,
                                               President and Secretary

                                       15

                             PERFECTION CERTIFICATE
                                       for
                            CPI Aerostructures, Inc.
NAMES

The exact legal name of CPI Aerostructures, Inc. as it appears in its organizational documents is: CPI Aerostructures, Inc.

The following lists any other legal name that CPI Aerostructures, Inc. has had in the last five (5) years and the dates such name(s) were in effect:

The following lists all other names, including trade names or similar appellations, that CPI Aerostructures, Inc. has used in the last five (5) years in the conduct of its business:

CHANGE IN STRUCTURE

Except as set fort below, CPI Aerostructures, Inc. has not been a party to a merger, consolidation or an acquisition of assets in the last five (5) years.

Except as set forth below, CPI Aerostructures, Inc. has not had a change in structure, including a change in legal form, nature or jurisdiction of organization, in the last five (5) years.

JURISDICTION OF FORMATION

The jurisdiction of formation of CPI Aerostructures, Inc. is: New York.

TYPE OF ENTITY

The type of legal entity of CPI Aerostructures, Inc. is: corporation.

IDENTIFICATION NUMBERS

The federal taxpayer identification number for CPI Aerostructures, Inc. is:
_______________

The organizational identification number (if applicable) for CPI Aerostructures,
Inc. is: _____________

CERTAIN LOCATIONS

The current chief executive office of CPI Aerostructures, Inc. is located at:

Street   City   State   ZIP Code

                                       16

The following lists each location at which records relating to the Collateral are maintained:

Street   City   State   ZIP Code

The following lists each location not specified above at which CPI
Aerostructures, Inc. conducts business:

Street   City   State   ZIP Code

LANDLORDS

The following lists each site leased by Borrower and the name and address of the landlord for such site:

LETTERS OF CREDIT:

The following lists each Letter of Credit with Borrower as the beneficiary, the name of issuing bank of such Letter of Credit and the number of each such Letter of Credit:

Name of Issuing Bank   Letter of Credit Number

COMMERCIAL TORT CLAIMS

The following lists each Commercial Tort Claim of CPI Aerostructures, Inc. and provides a description of such Claim, including the parties involved, the court in which the claim was commenced (if applicable), the docket number assigned to the case (if applicable) and a detailed explanation of the events giving rise to such claim:

OTHER UCC FILINGS

The following lists each financing statement, other than the financing statement of Bank, on file with respect to any or all of the Collateral, the secured party on such statement, the filing office of such statement and the Collateral covered by such statement:

Secured Party   Filing Office   Collateral Covered

PERFECTION OF SECURITY INTEREST

With respect to any item of Collateral in which a security interest can be perfected by the filing of a UCC financing statement, the filing of such a statement in the following jurisdiction will perfect the security interest of
Bank in such Collateral: New York

                                       17